UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 2011
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2011, Sun Communities, Inc. (the “Company”), through its primary operating subsidiary, Sun Communities Operating Limited Partnership (“SCOLP”), acquired 17 manufactured home communities and 1 recreational vehicle community from certain entities (collectively “Kentland”) controlled by Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga for approximately $142.3 million. The Company acquired the communities, personal property and other intangibles associated with the communities from Kentland.  In connection with these transactions, the Company assumed $52.6 million of existing debt, paid off $24.8 million of existing debt, issued $45.5 million of preferred OP units in SCOLP and paid $19.4 million in cash. The preferred OP units carry an annual yield of 5.10 percent for the first two years and 6.00 percent thereafter and are convertible into shares of the Company’s common stock at a conversion price of $41 per share.  The acquisition includes 191 manufactured homes and $3.5 million of chattel notes collateralized by manufactured homes.  The 18 Kentland communities are located in western Michigan and comprise 5,042 manufactured home sites and 281 recreational vehicle sites. The Company’s assumption of $5.6 million of the $52.6 million of assumed debt related to two of the 18 Kentland communities is pending completion of the final documentation with the lender, which is expected within the next few days.

In connection with the Kentland transactions, on June 23, 2011, six indirect operating subsidiaries (collectively, the “Borrowers”) of the Company completed a mortgage financing by entering into Loan Agreements (the “Loan Agreements”) with Bank of America, N.A. (the “Lender”), as described in more detail in Item 2.03 below. The Borrowers are Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC, Sun Orange City LLC, Pinebrook Village Mobile Home Park, LLC, and Windsor Woods Village Mobile Home Park, LLC.

The foregoing description of the transactions with Kentland is not complete and is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As disclosed under Item 1.01 above, on June 23, 2011, the Company acquired 17 manufactured home communities and 1 recreational vehicle community from certain entities controlled by Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga for approximately $142.3 million.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Under the Loan Agreements and related Promissory Notes, the Borrowers have borrowed an aggregate of $22.9 million from the Lender, comprised of a $15.5 million loan to Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC and Sun Orange City LLC (the “Cider Mill Loan”) and a $7.4 million loan to Pinebrook Village Mobile Home Park, LLC and Windsor Woods Village Mobile Home Park, LLC (the “Pinebrook Loan”).

Cider Mill Loan

The unpaid principal amount owing under the Cider Mill Loan bears interest at a rate equal to LIBOR plus two hundred seventy five (275) basis points per annum. Beginning April 1, 2012, and on the first day of each calendar month thereafter until the Cider Mill Loan is paid in full, the Borrowers thereunder are obligated to repay $32,200. All unpaid principal and interest on the Cider Mill Loan is due on June 1, 2015.  At the Lender’s option, the Cider Mill Loan will become immediately due and payable upon an event of default under the Loan Agreement.

The Cider Mill Loan is secured by mortgages encumbering four manufactured housing communities comprised of real and personal property owned by the Borrowers thereunder.  Additionally, SCOLP provided a guaranty of certain non-recourse carveout obligations of the Borrowers.

Pinebrook Loan

The unpaid principal amount owing under the Pinebrook Loan bears interest at a rate equal to LIBOR plus three hundreed (300) basis points per annum. Beginning June 1, 2012, and on the first day of each calendar month thereafter until the Pinebrook Loan is paid in full, the Borrowers thereunder are obligated to repay $14,600. All unpaid principal and interest on the Pinebrook Loan is due on December 1, 2012, provided that the Borrowers have an option to extend the due date of the Pinebrook Loan to June 1, 2015 upon the satisfaction of certain conditions, including the payment of an extension fee and compliance with a minimum debt service coverage ratio.  At the Lender’s option, the Pinebrook Loan will become immediately due and payable upon an event of default under the Loan Agreement.

The Pinebrook Loan is secured by mortgages encumbering two manufactured housing communities comprised of real and personal property owned by the Borrowers thereunder.  Additionally, SCOLP provided a guaranty of certain non-recourse carveout obligations of the Borrowers.

The foregoing description of these financings is not complete and is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events
On June 29, 2011, the Company issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the June 23, 2011 acquisition of the Kentland communities, further described in Item 1.01 above.  The information contained in this Item 8.01 on Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)                    Exhibits.

Exhibit No.	Description

2.1
Master Contribution Agreement dated April 1, 2011 by and among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga

2.2
Contribution Agreement (Tamarac Village) dated as of May 5, 2011 by and among Tamarac Village Holding Company MHP Holding Company #2, LLC, Tamarac Village Holding Company MHP Holding Company #1, LLC, Tamarac Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Apple Carr Village, Brookside Village, Dutton Mill Village, Hickory Hills Village, Holiday West Village, Leisure Village, Oak Island Village, Southwood Village, Sycamore Village, Warren Dunes Village and Waverly Shores Village)

2.3
Contribution Agreement (Country Meadows Village) dated as of May 5, 2011 by and among Country Meadows Village Holding Company MHP Holding Company #2, LLC, Country Meadows Village Holding Company MHP Holding Company #1, LLC, Country Meadows Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Cider Mill Village, Country Hills Village, Hidden Ridge RV Park, Pinebrook Village and Windsor Woods Village)

2.4	Membership Interest Purchase Agreement dated as of June 23, 2011 by and among Wilbur A. Lettinga, William B. Lettinga, Michael Lettinga and Sun Home Services, Inc.
4.1	Registration Rights Agreement dated June 23, 2011 among Sun Communities, Inc., and the holders of Series A-1 Preferred Units that are parties thereto
10.1	Two Hundred Seventy Fifth Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership dated as of June 23, 2011
10.2
Term Loan Agreement dated June 23, 2011 among Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC, Sun Orange City LLC and Bank of America, N.A.

10.3
Promissory Note, dated June 23, 2011, in the original principal amount of $15,530,000, made by Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC and Sun Orange City LLC in favor of Bank of America, N.A.

10.4	Term Loan Agreement dated June 23, 2011 among Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC and Bank of America, N.A.
10.5
Promissory Note, dated June 23, 2011, in the original principal amount of $7,400,000, made by Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC in favor of Bank of America, N.A.

99.1	Press release issued June 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: June 29, 2011	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Master Contribution Agreement dated April 1, 2011 by and among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga

2.2
Contribution Agreement (Tamarac Village) dated as of May 5, 2011 by and among Tamarac Village Holding Company MHP Holding Company #2, LLC, Tamarac Village Holding Company MHP Holding Company #1, LLC, Tamarac Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Apple Carr Village, Brookside Village, Dutton Mill Village, Hickory Hills Village, Holiday West Village, Leisure Village, Oak Island Village, Southwood Village, Sycamore Village, Warren Dunes Village and Waverly Shores Village)

2.3
Contribution Agreement (Country Meadows Village) dated as of May 5, 2011 by and among Country Meadows Village Holding Company MHP Holding Company #2, LLC, Country Meadows Village Holding Company MHP Holding Company #1, LLC, Country Meadows Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Cider Mill Village, Country Hills Village, Hidden Ridge RV Park, Pinebrook Village and Windsor Woods Village)

2.4	Membership Interest Purchase Agreement dated as of June 23, 2011 by and among Wilbur A. Lettinga, William B. Lettinga, Michael Lettinga and Sun Home Services, Inc.
4.1	Registration Rights Agreement dated June 23, 2011 among Sun Communities, Inc., and the holders of Series A-1 Preferred Units that are parties thereto
10.1	Two Hundred Seventy Fifth Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership dated as of June 23, 2011
10.2
Term Loan Agreement dated June 23, 2011 among Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC, Sun Orange City LLC and Bank of America, N.A.

10.3
Promissory Note, dated June 23, 2011, in the original principal amount of $15,530,000, made by Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC and Sun Orange City LLC in favor of Bank of America, N.A.

10.4	Term Loan Agreement dated June 23, 2011 among Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC and Bank of America, N.A.
10.5
Promissory Note, dated June 23, 2011, in the original principal amount of $7,400,000, made by Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC in favor of Bank of America, N.A.

99.1	Press release issued June 29, 2011